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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 18, 1997


                  VOICE POWERED TECHNOLOGY INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)




        CALIFORNIA                     1-11476                95-3977501
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(State of other jurisdiction         (Commission             (IRS Employer
     of incorporation)              File Number)           Identification No.)




         18426 Burbank Boulevard, Suite 506, Tarzana, California 91356
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code    818-757-1100
                                                           -----------------





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ITEM 5.  OTHER EVENTS


        On December 12, 1997, Edward M. Krakauer, Chairman of the Board of Voice Powered Technology since July 1994, resigned from the Board of Directors due to personal commitments that would have limited his future availability to the Company.

        On December 17, 1997, Mr. Kenneth I. DeWitt was appointed to serve on the Board of Directors. Mr. DeWitt has served as the Vice President of Manufacturing for the Company since July 1995.

        Also on December 17, 1997, Mitchell B. Rubin, the President and CEO of the Company, was appointed as Chairman of the Board of Directors.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VOICE POWERED TECHNOLOGY
                                       INTERNATIONAL, INC.


Date: December 18, 1997                By:  /s/ MITCHELL B. RUBIN
                                          -------------------------------------
                                          Mitchell B. Rubin
                                          President and Chief Executive Officer





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